Exhibit 99.1

OAS INVESTOR DAY 2 0 2 4

This presentation may contain "forward - looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning . Ondas Holdings Inc . (“Ondas” or the “Company”) cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”), in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC, and in the Company’s other filings with the SEC . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law . This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts . This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information . Non - GAAP Financial Measure As required by the rules of the Securities and Exchange Commission (“SEC"), we provide a reconciliation of EBITDA, the non - GAAP financial measure, contained in this presentation to the most directly comparable measure under GAAP . We believe that EBITDA facilitates analysis of our ongoing business operations because it excludes items that may not be reflective of, or are unrelated to, the Company’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . Other companies may calculate EBITDA differently, and therefore our measures may not be comparable to similarly titled measures used by other companies EBITDA should only be used as supplemental measures of our operating performance . We believe that EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments, which management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . Management uses EBITDA in making financial, operating and planning decisions and evaluating the Company's ongoing performance . With respect to our financial target for 2029 for EBITDA a reconciliation of this non - GAAP measure to the corresponding GAAP measure is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from this non - GAAP target measure . The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward looking statement of income prepared in accordance with GAAP, that would be required to produce such a reconciliation . Disclaimer

AG E NDA • Introduction • Corporate overview • Technology, solutions and services platforms • Go to market strategy • Financial outlook • Investor Q&A session

LEADERSHIP TEAM

Experienced and professional leadership



ERIC BROCK

CHAIRMAN & CEO

Eric is an entrepreneur with over 25 years of management and investing experience.



MEIR KLINER

PRESIDENT

Meir is an entrepreneur with over 20 years of proven track record in aerospace development and manufacturing.



Tim "T3" Tenne

CEO, AMERICAN ROBOTICS

Tim brings over 30 years of experience in military and commercial aerospace operations, regulatory, and leadership.



YISHAY CURELARU

CFO

Yishay is an experienced financial executive with over 10 years experience with entrepreneurial growth companies.



EITAN ROTBERG

SVP PRODUCT & MARKETING

Eitan brings over 20 years of experience in Product Implementation in commercial and Governmental Environments.

ONDAS AUTONOMOUS SYSTEMS
4

OAS MISSION

To protect and secure critical assets, locations and populations and support the homeland defense of Allied nations.

We deliver aerial security, intelligence and data solutions to critical military, government and industrial markets across the world.

We develop and produce highly functional, industrial grade autonomous drone platforms that defend hostile drone threats, collect and process data and provide essential intelligence enabling customers to efficiently and safely execute their operations.

OAS delivers these complex, highly integrated end-to-end autonomous capabilities with integrated operational infrastructure ensuring airspace safety and operational authorities.

KEY COMPETITIVE ADVANTAGES

- Dual-use technologies
- End-to-end software & systems development capability
- Reliable, industrial grade solutions
- Safety and regulatory expertise
- Seasoned leadership team

ONDAS AUTONOMOUS SYSTEMS

5

ONDAS AUTONOMOUS SYSTEMS

Leading autonomous platforms; marquee customer adoption and global footprint



AIROBOTICS

AMERICAN ROBOTICS

AIROBOTICS

IRON DRONE

LOCATIONS

Headquarters

Baltimore, MD

Petah Tikva, Israel

Global Sales & Marketing

Dubai, UAE

NASDAQ: ONDS

EMPLOYEES

75

INVESTED CAPITAL

- $150 Million

KEY REFERENCE CUSTOMERS



True DFR & Emergency Response (Urban)



Critical Technology Infrastructure (DaaS)



Military Customer & Partners

ONDAS AUTONOMOUS SYSTEMS

6

CORP O RATE O V ERVIE W Global corporate development platform to efficiently scale leading autonomous technologies and services Ofidas Holdifigs • Financial sponsor • Strategic leadership Ofi d as Au t o fio m o us Sys t e m s • Integrated global operations • Capital allocation Airobotics • Platform development • Solutions development • D r o n e s e r v i c e s p r o v ider A m e r i c afi Ro bo t i c s • D r o n e s e r v i c e s p r o v ider • Solutions development • North America focus 7

OAS T I MELI NE OAS established as an independent growth platform 2 0 14 2 0 16 2 0 15 20 2 1 2 0 24 Air o b o t ics Founded American Robotics Founded 2 0 23 Ondas Autonomous Systems Inc. (OAS) Established Airobotics Acquired by Ondas (January) I r on Dr o n e Founded Iron Drone Acquired by Ondas (March) E x p an d s Lan d m ark DFR Fleet Operations in Dubai (August) Iron Drone Military Development Accelerates (November) $4.5 Million in O A S W ar r an t s I ss u ed (February) Military Customer Development Order ($1.0 million) ( J u ly & A u gus t ) Military Vendor Development Order for Iron Drone (May) American Robotics Executes USCG Program (August) Iron Drone Order for Live Combat Operations ($8 million) (September) 8 American Robotics Acquired by Ondas (August) Gaza War begins (October) Optimus receives FAA T y p e C e r t if ic a t e (September) OAS TAM expanded dramatically in 2024 with defense sector engagement

FULLY AUTONOMOUS AERIAL PLATFORMS

Multi-system portfolio

"A PORTFOLIO OF BEST-IN-CLASS DEFENSE AND SECURITY PLATFORMS DEPLOYED TO PROTECT AND SECURE SENSITIVE LOCATIONS, POPULATIONS AND CRITICAL INFRASTRUCTURE."

– ERIC BROCK, CEO


THIS IS
OPTIMUS
AIROBOTICS
AIROBOTICS

OPTIMUS SYSTEM
Provides automated aerial security and intelligence for military, first responders and other critical government and industrial markets.


IRON DRONE
RAIDER

IRON DRONE RAIDER
An autonomous counter-drone platform deployed to target and capture enemy drones for military and homeland security markets

ONDAS AUTONOMOUS SYSTEMS
9

INVESTMENT HIGHLIGHTS

Proprietary technology platforms positioned for success in massive end markets

- Ondas Autonomous Systems (OAS) has portfolio of leading **dual-use** autonomous drone platforms
- Secured **program of record** with military customer for Iron Drone
  - $9 million of orders received in Q3 to date
  - OAS is prime vendor, integrating associated infrastructure
- Iron Drone positioned as potential **"hard kill" C-UAS category owner**
  - Urgent need for militaries to deploy counter-drone infrastructure
  - Iron Drone Raider uniquely built-for-purpose
- Optimus System deployed as **drone infrastructure for aerial security / intelligence**
  - Fleet being deployed for public safety/ homeland security (true DFR)
  - World's first autonomous drone fleets scaling in Dubai for HLS/ Public Safety
- American Robotics offers **US footprint** to deploy OAS' platform technologies and value-added services


AMERICAN ROBOTICS

ONDAS AUTONOMOUS SYSTEMS
10

Leverage mature technology platforms, and strong demand environment with operational investments • Deliver Iron Drone Raider platform and sustainment capability to military customers • Execute on live security deployments; secure follow - on volume orders • Build supply chain and services infrastructure for sustainment • Expand Iron Drone Raider and Optimus System to global defense markets in partnership with military customers and vendors • Support fleet expansion in UAE for public safety & security • Expanded services agreement; target 22 system fleet by end of 2025 • Potential for expanded commercial use cases in UAE • Drive Optimus System adoption via American Robotics and our European partners • Leverage the newly establish Baltimore HQ for American Robotics to mature customer pipeline • Pursue multi - stage capital plan to capitalize OAS for the significant growth opportunity ahead STRATE GIC PRIORITI E S 11

SYSTEMS, SOLUTIO N S & SERVICES

SYSTEMS & SOL U TI ONS Full - stack, end - to - end platform technologies and service delivery DEFENSE ISR Kinetic Security Low Sky Mar i t ime COMMERCIAL Security Safety I n spe c t i o n Asset Management Mapping | Surveying DFR 13

THE IRON DR O NE RAI D ER SYSTEM 24/7 Cou n ter UAS ( C - U A S) Oper a tions The Iron Drone Raider System is an advanced counter - drone solution, designed to defend assets against hostile drones in complex environments with minimal collateral damage. The system can also be enabled for other defense applications (loitering munitions, kinetic/expendable operations).

TH E GR O WING TH REAT OF HOSTILE DR ONES 15

LOWER SKY PROTECTION

Vulnerability requiring urgent solution



"THE VULNERABILITY OF THE LOWER SKIES IS UNACCEPTABLE FROM A HOMELAND SECURITY STANDPOINT; THERE IS AN URGENT NEED FOR MULTI-LAYERED SOLUTIONS TO PROTECT CRITICAL LOCATIONS, INFRASTRUCTURE AND POPULATIONS."

– ERIC BROCK, CEO

Essentials elements of multi-layered security

- Command and control (C2) systems
- Radar and other detect technology
- GPS & wireless communications jamming
- **Autonomous "Hard kill" UAS capability**
- Ground vehicles (for mobility)

Key priorities of CUAS infrastructure

- Threat mitigation is ultimate objective
- Physical interception or capture
- Minimize collateral damage
- Minimize cost to defend against threat
- Establish infrastructure for persistent protection

ONDAS AUTONOMOUS SYSTEMS

16

W eapo n s/ Wea po n Grade Sometimes effective Extreme collateral effect Expensive Restrictions on selling R F Jammers Low/medium effectiveness High collateral effect Affordable (I n tercep t ) Dro n e - vs - Dro n e High effectiveness Low collateral damage Reasonable price "Hard kill" intercept solutions see surging demand for multi - layered CUAS systems 17 COUNTER - DR O NE SO L UTIONS Raider offers unique capabilities & price point

THE RAIDER SYSTEM

Designed for 24/7
multi-drone protection

- FULLY AUTOMATED DOCKING STATION
- UP TO 3 DRONE CARTRIDGE
- AUTONOMOUS AI FLIGHT & LOCK
- REUSABLE DRONES
- NET & PARACHUTE LAUNCHER


IRON
DRONE

ONDAS AUTONOMOUS SYSTEMS

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19

THE IRON DRONE

Raider System

The Raider System is an advanced counter-drone solution, designed to defend assets against hostile drones in complex environments with minimal collateral damage.





Drone Detection Radar

External radar detection system provides estimated position of the intruder drone



Drone Pod

Reusable | reloadable multi-drone storage and launcher



Raider Interceptor

Powerful AI Racer Drone: fly, detect, and follow target drone autonomously while broadcasting video in real-time



Command & Control

Control software and operator interface with close-range video of the target before authorizing interception



Capture Net

Launched by the Raider interceptor



Recovery Parachute

Automated parachute lands captured drone safely

ONDAS AUTONOMOUS SYSTEMS
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AUTONOMY CONTINUUM – THE RAIDER

Software-based intelligent, high-speed navigation in complex, GPS-denied environments

AUTONOMOUS FLIGHT (to estimated location)	AI VISION TARGET HOMING (with on-board micro-radar)	INTERCEPTION
PHASE-1	PHASE-2	PHASE-3



ONDAS AUTONOMOUS SYSTEMS

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IRON DRONE IS POSITIONED TO WIN CATEGORY

We believe Raider is the most efficient and capable system compared to other alternatives in the market

AIROBOTICS



SYSTEM	IRON DRONE RAIDER
FLIGHT SPEED	45 m/s
FLIGHT RANGE	4 km 2.5 miles
MOTORS REDUNDANCY	8 coax (4X2)
SYSTEM WEIGHT	Drone: 4 kg dock: 25 kg
PAYLOADS CAPABILITY	Net (Optional Parachute)
HOMING GUIDANCE	E/O (Thermal) + Micro radar
DRONES STORAGE/LAUNCH	Up to 3
GPS DENIED NAVIGATION	Yes
MOBILE/FIXED CONFIGURATION	Both
TARGET SIZE	Small/Medium/Large
TARGET TYPE	Multirotor/Fix wing
REUSABLE	Yes
PARALLEL TARGETING PER SYSTEM	Yes
MANUFACTURER	Founded in 2014 Fully Autonomous Drones

FORTEM TECHNOLOGIES



ANDURIL



ROBOTICAN AUTONOMOUS ROBOTICS



SCI



ADVANTAGES

Speed
Agility
Multiple UAVs
Reusable
Net Capture

GPS-denied
Comms-denied

Low Collateral Damage
Low Cost

ONDAS AUTONOMOUS SYSTEMS
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23

OPTIMUS UAS

Automated Data On-Demand

An end-to-end, fully automated small industrial Unmanned Aircraft System, designed to enable on-demand, 24/7 aerial data operations in complex environments

VARIED MISSIONS 24/7

Automated battery & payload swapping for Non-Stop varied aerial missions covering 31 square miles

MISSION CRITICAL RELIABILITY

Government & Enterprise Tier-1 level reliability for harsh environmental conditions and "No-Internet" configurations

AUTOMATED SECURED DATA

Secured rapid data processing and on-demand real-time broadcasting

22 Lbs Weight | **5 Mile|10 Mile** Flight Range | **40 Min** Flight Time

CERTIFIED PARACHUTE
Autonomous Urban Grade Safety Parachute
ASTM Approved
Reduced Impact Energy

BUILT-IN SAFETY LOGICS
Autonomous Flight Emergency Patterns GPS-Denied Navigation Solution

ON-BOARD COMPUTERS
Payload Control and Data Processing



IP52 RAIN RESISTANCE
Operation in up to 20 Knots of Wind.
Heavy Rain Protection and Sealing

5G/LTE/RF COMMUNICATIONS
5G/LTE Main comms
LORA Safety Channel

GPS TK ACCURACY
High Accuracy Navigation

GPS & COMMUNICATIONS
5G/LTE/RF Main Channel
Firewall and Encryption GPS
RTK Ground Station

EDGE COMPUTING
Powerful On-Premises Ground Station
Data processing Servers
Physically Secured Data Center

CLOUD & LOCAL CONTROL
Secured Remote Control
Private Network and
No-Internet Configurations



KEEP OFF
AMERICAN ROBOTICS
AMERICAN ROBOTICS

CCTV & SMART DOORS
Built-In Video Monitoring System
Smart Door Remote Locks Monitoring
Systems Telemetry

IP54 CLIMATE CONTROLLED
Fully Automated AC System
Built-In Battery Charge Cooling System

SAFETY & BACKUP SYSTEMS
5 hr. Backup Batteries Automated
Recovery Logics Automated Fire
Detection System Emergency Stop
Buttons
Mechanical and Electric Automatic Stop

11 Batteries Capacity | **9 Payloads** Capacity | **5,000 LBS** Weight

ONDAS AUTONOMOUS SYSTEMS
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SWAPPABLE PAYLOADS

For specific use cases









DUAL EO/IR VIDEO

INSPECTION, SECURITY, DFR, AND ANOMALY DETECTION

Stabilized Video Full HD Video

Up to 80x Zoom

Thermal Resolution 1280 x 720

Live Video Analytics

2D | 3D MAPPING

PROGRESS MONITORING AND PLANNING, RISK ASSESSMENT

61 MP Full-frame Sensor

RTK/PPK level Accuracy

Automated Data Flow

LiDAR

MAPPING, VOLUMETRICS, AND ENVIRONMENTAL MONITORING

394 Foot Range

Up to 300,000 Points Per Square Meter

1 cm Accuracy

Automated Point Cloud Classification

AERIAL DELIVERY

EMERGENCY RESPONSE AND INFRASTRUCTURE MAINTENANCE

Airbase to Airbase | Field

Up to 3.3 lbs Payloads

Fully-Automated Transfer

HOW IT WORKS

Designed for critical operations



1
Mission requested and flight plan starts to prepare

2
Drone launches from the base station autonomously

3
Drone flies preplanned missions, transmitting data to the base station

4
The drone returns to the base station and lands automatically for data offload and battery swap

5
End user receives processed digital models supporting critical operations

6
The base station uses a robotic arm to swap batteries and payloads

ONDAS AUTONOMOUS SYSTEMS

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OPTIMUS STANDARD PAYLOADS

Full reality capture



VISUAL ASSET INSPECTIONS

DUAL EO | IR VIDEO

SAFETY, SECURITY, AND EMERGENCY RESPONSE

HIGH RES. RGB LIVE VIDEO

MAPPING AND SURVEYING

2D | 3D MAPPING

ONDAS AUTONOMOUS SYSTEMS

26

Multiple A p plic a ti ons Drone N etwor k O P TIMUS SYSTEM NETW O RK C O V E R A GE ~30 sq mi 27

TYPE CERTIFICATION APPROVED

And what it took

The FAA has granted Type Certification to the Optimus System. The first non-air carrier UA after rigorous testing, confirming compliance with airworthiness and emissions standards.


AIROBOTICS
HIGHEST LEVEL
OF CERTIFICATION

1,200+
D&R Flights

600+
Flight Hours

60+
Parachute Test Deployments

5
FAA Offices Involved

25,000+
Documentation Pages

ONDAS AUTONOMOUS SYSTEMS
28

OPTIMUS IS THE BEST-IN-CLASS SYSTEM

Comparison with prominent drone-in-a-box systems in the market

AIROBOTICS



SYSTEM	OPTIMUS
ROBOTIC BATTERY SWAPPING	YES
ROBOTIC PAYLOAD SWAPPING	YES
TAKEOFF & LANDING LIMITATIONS	Day & Night, 25 knots Wind, Light Rain
MAX. SEQUENTIAL FULL TIME FLIGHTS	20
PAYLOADS	4
SYSTEM WEIGHT	Dock: 2.5 tons Drone: 10 kg
DIMENSIONS (L×W×H)	Dock: 215x265x220 cm Drone: 178X178X38
SEALING	Dock: IP56 Drone: IP55
DRONE MOTOR REDUNDANCY	No
DOCK REDUNDANCY	Power: UPS Climate: Full AC
COMMUNICATIONS & ENCRYPTION	Main: Rf/3g/4g/5g Backup: Rf Lora Encryption: VPN/Aes-128/192/256
DRONE FLIGHT PERFORMANCE	Speed: 12 m/s Time: 40 min
DOCK SAFETY	Emergency Stop, Smart Doors, CCTV
DRONE SAFETY	Parachute, Stob-Light, Flight Logics
PROVEN EXPERIENCE	Since 2015 , Dubai Police, Singapore Police, Intel and more 100,000+ flight hours

Skydio

dji





Elbit Systems

PERCEPTO





ADVANTAGES

FULL AUTOMATION 24/7 MULTIPLE DATA COLLECTION
On demand, all weather

ROBUSTNESS
Rugged exterior and climate-controlled

API INTEGRATION
Client command and control

TYPE CERTIFICATION APPROVED

ONDAS AUTONOMOUS SYSTEMS

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BEST-IN-CLASS HARDWARE

OAS is providing the leading end-to-end autonomous unmanned aerial systems



INTERCEPTING NET
Swappable intercepting net and parachute
IRON DRONE
RAIDER TM
AUTOMATED POD
Multi-drone storage and launcher
AIROBOTICS
ROBOTIC ARM
Battery and Payload Swapping for 24/7 multi-purpose operations
OPTIMUS
SYSTEM TM
LIDAR
Survey and Measurements
EO/IR VIDEO
Real-Time Video Day/Night
2D/3D Mapping
Still Camera 2D/3D Modeling
Aerial Delivery
AED and Emergency Object Transport

ONDAS AUTONOMOUS SYSTEMS

30

BEST-IN-CLASS SOFTWARE

OAS is providing full stack software and platforms




INSIGHTFUL DATA PORTAL
Data Handling and Analytics
DEEPSTREAM AI & PRIMUS SENSE
On-Board Flight & Sensors
PRIMUS COMMAND & CONTROL
Drone Fleet Command & Control
PRIMUS & IRON HQ
Docking Stations Automation

ONDAS AUTONOMOUS SYSTEMS
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PRIMUS PLATFROM

Fleet Command & Control Center

- Real-time video & camera Control
- Fleet & Mission Control
- VOD and VMS
- Remote flight operations platforms
- Mobile (Tablet) architecture
- Payloads control protocol & Integration
- Translations architecture & design
- Authorization architecture
- UTM Airspace Operations


DS201
Emergency Landing
DOCKING STATIONS
FLYING
TELEMETRY
READY
SITE MAP
VOD
LOG OUT
AIROBOTICS







ONDAS AUTONOMOUS SYSTEMS

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INSIGHTFUL PLATFORM

Data portal platform

INSIGHTS MODULE
Automated data storage and visualization of insights displayed over an interactive map

VIDEO ON DEMAND
Secured video archive for investigation and data retention

REAL TIME VIDEO
Video broadcasting from the UAV's camera to multiple users via an encrypted and secured web connection

MISSION SCHEDULING
Online bookings and scheduling of UAV missions


INSIGHTFUL
HELEN

INSIGHTS MAP
Data insights are automatically uploaded and displayed on an interactive map. Users can browse and filter by category, data type, related asset, and/or data collection time

LAYERS PRESENTATION
Users can present and browse through different data layers processed by Airobotics or other GIS data, by date and/or content type

MEASUREMENTS & ANNOTATIONS
Users can take 3D measurements and add annotations over geospatial data

LOCAL ASSETS CAD & IDs
Local CAD drawings and IDs for an efficient user experience

COLLABORATION & SHARING
Users can share insights, export items to other systems and collaborate via chat and widgets


Video Clips and Pictures


3D Models


Point Clouds


AIROBOTICS
Orthophotos and DEMs


Analysis Reports

ONDAS AUTONOMOUS SYSTEMS
33

OPTIMUS API
Integration suite

The OPTIMUS API suite provides a comprehensive API suite for seamless integration with all core functions of the system. The OPTIMUS API allows end-users to easily control various commands of the system and command drones from any command-and-control system. In addition to drone control, the API suite includes video management solutions for ai and video analytics configurations. This enables users to integrate real time aerial data with advanced video analysis.



OPTIMUS API & PROCESSING
Edge & cloud analytics

Edge & CLOUD DATA ANALYTICS The Optimus system Offers a powerful environment for hosting various types of data analytics and AI services. The system automatically orchestrates visual and spatial data, allowing for rapid and seamless flow of unified data and Insights in real time.



ONDAS AUTONOMOUS SYSTEMS
34

C OMPUTE R V I S I ON - BA S ED FL I G HT Hi g h fr e q u e n c y fli g h t c o n trol AI DET E C TIO N AND OBJE C T T R ACKI N G Object detection recognition and tracking 35 IR O N D E EPSTREAM - AI EMBEDD E D INT E LLIG E NCE OAS is developing powerful innovative AI - embedded software

KEST R E L SYSTEM Advanced DAA and Airspace Management and Security An integrated detect and avoid platform that enables true r em o te a n d B V L OS a u t o n o mo u s o p e r a t i o n s

KESTREL

Cooperative & non-cooperative drone detection with 24/7 continuous aerial support

FULL AIR TRAFFIC CONTROL SYSTEM

Identify and track commercial drones within a 15.5-mile radius, distinguishing between friendly and potential threats

AVOID COLLISIONS WITH REAL-TIME MITIGATION

Passive sensors monitor lower airspace, detecting drones and aircraft for real-time tracking and safe integration with air traffic management

NO VISUAL OBSERVER NEEDED

Rapidly detects and tracks up to 20 targets simultaneously, offering detailed data over a wide area





DYNAMIC UTM/USSP

- Autonomous flight validation, approval, and rerouting within 5 seconds
- Real-time assessment and mitigation of airspace risks
- AI-driven predictive flight path tracking and risk-based adjustments



MISSION SETS

- **C-UAS:** Short-range detection within a 2.5-mile heightened awareness zone
- **Dismount:** Enhanced ground perimeter surveillance with over 5-mile range on human movement and over 6.8-mile range on vehicles
- **Additional Sets:** C-UAS, Coastal, Airspace Management, OTM C-UAS

ONDAS AUTONOMOUS SYSTEMS

37

INTEGRATED REMOTE OPERATIONS

Full spectrum capabilities and solutions

NDAA COMPLIANT

Type Certified

ISO 9001

Green UAS (In-Process)

OPTIMUS SYSTEM

Fully Automated Drone Infrastructure



The Optimus System is a fully automated aerial data capture and delivery solution, designed for continuous, 24/7 missions. It exhibits a modular system that supports third-party solutions, ensuring the integration of the latest technology

KESTREL SYSTEM

DAA Airspace Security and Management



The Kestrel System offers complete air traffic awareness by detecting and tracking up to 20 targets within a 15.5-mile radius. Using passive sensors, it provides real-time tracking and threat identification, ensuring safe airspace integration

OPERATIONAL CONTROL CENTER

Remote Operations, Anywhere, Anytime



Remote control center for autonomous BVLOS drone operations from any global location, featuring real-time monitoring, seamless integration, and efficient coordination with enhanced flexibility and accuracy

ONDAS AUTONOMOUS SYSTEMS

38

CUSTOMER TRAINING
& demonstration center

Serves as a development hub for showcasing American Robotics Products and Services, offering insights into American Robotics technology.

- **Live Demonstrations:** Showcasing the FAA type certified Optimus System for data collection, inspection, and surveillance
- **Global Remote Operations Control Center (OCC):** Ability to manage and oversee entire UAS fleet
- **Advanced Integration:** Featuring the Kestrel solution for airspace safety, surveillance, and C-UAS technology
- **Strategic Location:** Located in unrestricted airspace for 24/7 operations, near major customers like the Department of Defense and the FAA.
- **Development Hub:** Central point for ongoing testing, training, and development of UAS operations


AMERICAN ROBOTICS

ONDAS AUTONOMOUS SYSTEMS

39

D ATA A N D INF ORMAT I ON The u n cr e w e d industr y Large necessity for market leader to professionalize the “uncrewed” industry. Built on the foundations of safety. REVOL UTIONIZ ING AIRMEN Training, Pilot Records, FAA, Waivers, Exemptions, Certifications, Operations, SMS AIRCRAFT Par t 107 , Par t 121 , Par t 135 , Par t 91 , F A A, A S 9100 , ISO 9001, Type Certificate, Production Certificate, Aviaton Records Management, Maintenance AIRSPACE FAA, BVLOS, Safety, Integrated Operations 40

USCG E PA O PERATIONS Dem o nstra t e d p e r f o r ma nce fo r com p l e x, critical aerial operations P r o jec t Objecti ves – U S C G • Use drone technology and sensor packages (sniffer) to determine compliance and enforcement of sulfur emission requirements from ships • Determine if current guidance for determining compliance is a validated best practice • Determine feasibility of technology to determine future P r o jec t Outcom e s – met all KPIs • Highly successful program, achieved objectives including what is believed to be the first ever nighttime sniffer operations • Program and customer highly synergistic with OAS capabilities for security and inspection services for ports and terminal operators • Engaged with USCG and EPA on next steps including potential program of record 41

G O - TO - MARKET 42

1.1 1.3 1.5 1.8 2.1 2.5 2.9 3.5 2 0 23 2 0 24 2 0 25 2 0 26 2 0 27 2 0 28 2 0 29 2 0 3 0 https:// www.fortunebusinessinsights.com/drone - in - a - box - market - 108470 O P T I MU S D RO N E - I N – A - BOX M A RK E T D e f e n s e | H o m e l and S e c ur i ty | Pu b li c Sa f e ty Industrial & Co m m e r c i a l S e r v i c e s Critical Infrastructure Facilities Security 1.9 2.4 3 .0 3.9 5.0 6.3 8.1 1 0 .3 I R O N DR O N E R A I DE R CO U N T E R M A RKE T 2 0 23 2 0 24 2 0 25 2 0 26 2 0 27 2 0 28 2 0 29 2 0 30 https:// www.grandviewresearch.com/industry - analysis/anti - drone - market OAS STRONG PRES E NCE IN KEY G L OBAL MARKETS From governmental to commercial customers and applications 43

FULLY AUTONOMOUS DRONES: STEP-BY-STEP APPROACH

Go-to-market plan is focusing on mature segments first


Regulatory/Customer Readiness
High
Medium
Low
Defense | Homeland Security | Public Safety
Critical Infrastructure Facilities Security
Industrial & Commercial Services
Operations Criticality
Life Saving
Public Sustainability
Business Efficiency
Phase-1: Growth
Phase-2 Scale-Up
Phase-3 Expansion

ONDAS AUTONOMOUS SYSTEMS
44

OPTIMUS & IRON DRONE GTM

From governmental to commercial customers and applications

Defense
Homeland Security
Public Safety


Drone as First Responder
Border Protection
Military Bases and Forces Protection
Government buildings Protection

Phase-1: Growth

Critical Infrastructure Facilities Security


Oil & Gas Facilities Protection
Airports & Seaports Protection
Data centers & Semi Fabs Protection
Utilities & Infrastructure Protection

Phase-2 Scale-Up

Industrial & Commercial Services


Construction Monitoring
Industrial Services/ Inspections
Public Works/Smart City Services
Insurance and Real-estate

Phase-3 Expansion

ONDAS AUTONOMOUS SYSTEMS
45

IRON DRONE RAIDER – SPECIFIC TAM

Specific potential Iron Drone Raider in defense & HLS markets

	RADIO FREQUENCY	RADAR	CAMERAS	ACOUSTIC
Detection Systems				
	GPS/RADIO JAMMING	GPS/RADIO SPOOFING	INTERCEPTING DRONES	PROJECTILE FIRE/ENERGY
Interception Systems				
	MILITARY CAMPS/FORCES	NATIONAL BORDERS	CRITICAL INFRASTRUCTURE	LAW ENFORCEMENT
Applications				

TODAY

FAA PENDING

Source: https://www.mordorintelligence.com/industry-reports/anti-drone-market

ONDAS AUTONOMOUS SYSTEMS

46

IRON DRONE RAIDER SAM

Specific potential Iron Drone Raider In Defense & HLS markets


$221M
MILITARY BASES
$683M
NATIONAL LAND BORDERS
$887M
MILITARY COMBAT VEHICLES
$118M
MILITARY NAVAL VESSELS

Global DOD / HLS Market Size: $2.1B

Management estimates:

1. Military Bases Protection: 2.5 Systems Per Base | 491 Relevant Bases (20%)
2. Military Combat Vehicles: 1 system per 20 vehicles | 118,000 vehicles (10%)
3. Military Naval Vessels: 1 System per vessel | 22,799 Naval vessels (30%)
4. National Land Border: 1 System per 5 km | 22,000 km (5%)

Non-military market is large; requires FAA regulation advancements (in process)

Other non-military locations

- Stadiums
- Corporate Campuses
- Airports & Seaports
- Government buildings
- Universities & Schools
- O&G Assets / Refineries
- Datacenters
- Power plants

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PROVEN 3 YEARS EXPERIENCE
BUILDING INTELLIGENT DRONE NETWORK IN DUBAI

Multiple Operational Docking Stations	**+10,000** Flights in Populated Areas	**67** Second Response Time
+14 Orders for 2024-2025	**Fully Integrated SOP** Emergencies, Recurring Patrol	**-3:53 min** Reduced Response Time

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PROVEN 8 YEARS EXPERIENCE PROTECTING AND SERVING SEMICONDUCTOR FABRICATION FACILITY

+13
Applications Developed

+10,000
Fully Automated Flights

+1,000
End-Users Engagement

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OAS MARKETING ACTIVITIES

Primary marketing activities for Optimus & Iron Drone Raider solutions

Operational Success-Led
Expending market reach via governmental customer networks

G2G/Customer Platforms


Defense | Homeland Security | Public Safety

Channel-Led
Expanding market reach via network of agents and partners

Partner Platforms


Defense | Homeland Security | Public Safety


Critical Infrastructure Facilities Security

Self-Led
Expanding market reach via relevant content, direct outreach expos and events

OAS Inbound/Outbound


Industrial & Commercial Services

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FINANCIA L OUTLOOK

MULTI-STAGE GROWTH PLAN

Capital to support operational scale and drive platform adoption

2021-2023

DEVELOPMENT

Platform and solutions development; commercialized solutions and demonstrated product market fit

2023-2026

SERVICE DELIVERY

Establish scalable operating platform; focus on specific high value verticals and use cases with expansion in United States and Europe

2027+

EXPANSION FLYWHEEL

Expanded global operations, drive broad market adoption across defense, security and critical industrial and infrastructure markets

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CUSTOMER PIPELI NE Growing customer engagement with military as new, large end market 53 • Current Focus Markets / Customers • Military • Homeland security • Public Safety / DFR • Ports & Terminal operations • Critical technology assets • Fleet expansion with existing customers • Preparations underway for introduction of the Iron Drone to new military customers including the US DoD and DHS • Focus on maturing and growing the existing pipeline; particularly in US and European focus verticals Ir on D r one ROW $ 1 76 M O p t i m us R O W $ 1 08 M O p t i m us US $ 8 2 M Current Pipeline: $365M Source: Management estimates

GLOBAL DEFENSE MARKETS

Building new prime military vendor around autonomous systems with initial military customer

OAS is planning deployments for the Iron Drone Raider for active homeland security operations and believes the Optimus System will be engaged for military operations as well

- Certified for central purchasing approval and pricing, including single supplier status
- Secured ~$9 million in purchase orders in Q3 2024; expect additional orders from military customers in 2024
- Partnering with major defense vendors for systems integration, mutual reselling relationships
- Accelerated global growth opportunities via **customer-sponsored Government-to-Government (G2G) channels** for global military and homeland security markets

INITIAL MARKET POTENTIAL(1)	TAM	SOM
Iron Drone Revenue	$350M	$70M
Optimus Revenue	$500M	$50M
Total	$850M	$120M

- SOM represents initial obtainable market through 2026 based upon active customer engagements

(1) Management estimates

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REVENUE OUTLOOK

Capital to support operational scale and drive platform adoption

Period	Revenue Target
2H 2024	$6 – 8 million
2025	$15 – 18 million
2026	$35 – 38 million

KEY FINANCIAL INSIGHTS

- Outlook reflects conservative assumptions of obtainable market (SOM)
- Operational investments support high growth, high margin GTM plan
- EBITDA positive targeted for H2 2026

- 2024 reflects impact of Gaza War; expect 2H recovery
- Expect defense and public safety customers to drive growth outlook for next 12 – 18 months

---

- Identified upside to forecasts across both Optimus and Iron Drone platforms; massive TAM supports upside to forecast over long-term
- G2G military sales including the U.S. DoD represents significant opportunity not currently modeled
- Faster investment in U.S. and Europe could pull forward growth into 2025 and 2026

Source: Management estimates

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MU L T I - STAGE CAPI T AL P LAN Capital to support operational scale and drive platform adoption 56 Source: Management estimates KEY I NVEST M ENT INIT IAT I V E S • Support entrance into additional global defense markets including the United States • Enhance supply chain capabilities to support scalable customer service delivery • Design for manufacturing initiatives to lower systems production costs, improve margins • Ongoing systems enhancements Capital Need Period $6 – 8 million Q4 2024 $15 – 18 million 2025 – 2026 Expect profitability 2027 Expect to raise $25 – 30 million to fund growth plan

FINANC IAL O U TC OME Successful business plan execution creates a high growth, highly profitable global security and intelligence company supported by two software - driven, proprietary unmanned dual - use aerial technology platforms and related services Source: Management estimates 57 2 0 26 2 0 29 EB I TDA GROWTH ~ 80% Global operational flywheel engaged BUSINESS RE V ENUE $35 - 38 million $125 - 1 2 9 milli o n E B IT D A Positive in 2H2026 $35 - 40 million

INVESTMENT HIGHLIGHTS

Proprietary technology platforms positioned for success in massive end markets

- Ondas Autonomous Systems (OAS) has portfolio of leading **dual-use** autonomous drone platforms
- Secured **program of record** with military customer for Iron Drone
  - $9 million of orders received in Q3 to date
  - OAS is prime vendor, integrating associated infrastructure
- Iron Drone positioned as potential **"hard kill" C-UAS category owner**
  - Urgent need for militaries to deploy counter-drone infrastructure
  - Iron Drone Raider uniquely built-for-purpose
- Optimus System deployed as **drone infrastructure for aerial security / intelligence**
  - Fleet being deployed for public safety/ homeland security (true DFR)
  - World's first autonomous drone fleets scaling in Dubai for HLS/ Public Safety
- American Robotics offers **US footprint** to deploy OAS' platform technologies and value-added services


AMERICAN ROBOTICS
IRON DRONE

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Q&A